As filed with the Securities and Exchange Commission on April 16, 2007

Securities Act Registration No. 333-95817

Investment Company Act Registration No. 811-09749

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No. _____	[ ]

Post-Effective Amendment No. 9	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 11

LIFETIME ACHIEVEMENT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

15858 West Dodge Road, Suite 310
Omaha, Nebraska	68118
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code:  402-330-1166

Roland R. Manarin, President

Lifetime Achievement Fund, Inc.

15858 West Dodge Road, Suite 310

Omaha, Nebraska  68118

(Name and Address of Agent for Service)

Copies to:

Pamela M. Krill

Godfrey & Kahn, S.C.

One East Main Street

P.O. Box 2719

Madison, Wisconsin  53701-2719

It is proposed that this filing will become effective (check appropriate box):

[  ]

immediately upon filing pursuant to paragraph (b) of Rule 485

[Ö]

on April 30, 2007 pursuant to paragraph (b) of Rule 485

[  ]

60 days after filing pursuant to paragraph (a)(1) of Rule 485

[  ]

on (date) pursuant to paragraph (a)(1) of Rule 485

[  ]

75 days after filing pursuant to paragraph (a)(2) of Rule 485

[  ]

on (date) pursuant to paragraph (a)(2) of Rule 485

LIFETIME ACHIEVEMENT FUND, INC.

15858 West Dodge Road, Suite 310

Omaha, Nebraska 68118

(402) 330-1166

(800) 397-1167

www.lifetimeachievementfund.com

PROSPECTUS

This Prospectus relates to shares of Lifetime Achievement Fund, Inc. (the “Fund”), a non-diversified, open-end investment company which seeks long-term capital appreciation and growth of investment primarily by investing in shares of other open-end and closed-end investment companies (referred to herein as the “fund of funds” structure).  No assurance can be given that the Fund will achieve this investment objective.

This Prospectus sets forth the information about the Fund that you, as a prospective investor, should consider before investing in the Fund.  It should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is April 30, 2007

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Fund has not authorized others to provide additional information.  The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND

The Fund’s Investment Objective

The Fund’s investment objective is long-term capital appreciation and growth of investment.  This objective may not be changed without shareholder approval.

Who Should Invest in the Fund

•

Investors with long-term financial goals.

•

Investors seeking growth potential.

•

Investors seeking a core investment to act as a foundation for their equity portfolio.

Who Should Not Invest in the Fund

•

Investors with short-term financial goals.

•

Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

The Fund’s Principal Investment Strategies

The “Fund of Funds” Structure.  The Fund seeks to achieve its objective by investing primarily in shares of other open-end and closed-end investment companies (“Investment Funds”), which is generally referred to as the “fund of funds” structure.  The Fund will not invest in senior securities of closed-end Investment Funds.  The Fund invests primarily in Investment Funds which have an investment objective of long-term capital appreciation through investing primarily in the common stock of U.S. and foreign companies.

The Fund may purchase shares of Investment Funds whether or not they impose a front-end sales charge (“sales load”).  However, the Fund generally will not acquire shares of any Investment Fund that imposes a sales load unless the Investment Fund has a policy allowing for the purchase of shares without a sales load due to the volume of shares purchased (e.g., a cumulative quantity discount or letter of intent program) and the Fund’s purchase qualifies under the policy.  Some Investment Funds may impose a contingent deferred sales load in the event shares are redeemed within a certain period of time, usually 12-18 months from the date of purchase.  The Fund does not anticipate incurring such charges, however, in certain instances, the charges may not be avoided, such as when an Investment Fund has a change in fund management or poor performance that may compel the Fund to redeem its holdings early and incur the charge.

The Fund may also invest in individual fixed income bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities in excess of 10 years (“U.S. Government Securities”) and Investment Funds that invest principally in U.S. Government Securities, whenever the Fund’s investment adviser, Manarin Investment Counsel, Ltd. (the “Adviser”), believes that U.S. Government Securities and Investment Funds investing in U.S. Government Securities offer a potential for capital appreciation, such as during periods of declining interest rates.

The Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.  The Fund may invest up to 10% of its total assets in any one Investment Fund.  The Fund and its affiliates may not hold more than 3% of an Investment Fund’s outstanding voting stock.

The Fund invests only in Investment Funds that are registered with the Securities and Exchange Commission (“SEC”) and that are represented to be regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Adviser selects Investment Funds for investment based, in part, upon an analysis of their past performance and their investment objectives, policies, principal risks, and the investment strategies of their investment advisers.  In selecting open-end Investment Funds, the Adviser considers, among other factors, their size, administrative and other costs, shareholder services and the reputation and stability of their investment advisers.  In selecting closed-end Investment Funds, the Adviser also considers their historical market discounts, portfolio characteristics, repurchase, tender offer and dividend reinvestment terms, and provisions for converting to an open-end fund.  The Fund may invest in the securities of a closed-end Investment Fund that is then either trading at a discount or at a premium to its net asset value (“NAV”).

The Investment Funds in which the Fund invests may include new funds or funds with limited operating histories.  Investment Funds may, but need not, have the same investment objectives, policies and limitations as the Fund.

Investment in Common Stock of Reporting Companies.  In addition to investing in Investment Funds, the Fund may invest a portion of its assets directly in common stock, or other securities convertible into common stock or any other type of security that represents equity ownership, of a company subject to the reporting requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Reporting Companies”).  Such investments will represent not more than 30% of the Fund’s total assets.

Cash or Similar Investments and Temporary Strategies.  Under normal market conditions, the Fund may invest up to 10% of its net assets in cash and cash equivalents, such as commercial paper, short-term notes and other money market instruments, including repurchase agreements, Investment Funds that are money market funds, U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, and investment-grade debt securities.  In addition, the Fund may invest up to 100% of its total assets in such instruments as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances.  To the extent the Fund engages in any temporary defensive strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Borrowing.  The Fund is authorized to borrow, in accordance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), in an amount up to 30% of its total assets, less liabilities other than such borrowings, in order to increase liquidity to meet redemption requests and to take advantage of leverage opportunities by buying additional securities when the Adviser deems it advisable.  This permits the Fund to meet liquidity needs or take advantage of leverage opportunities when the Adviser does not deem it advisable to sell the securities positions held by the Fund.  By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and fees.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing.  Borrowing may exaggerate the effect on the Fund’s NAV of any increase or decrease in the value of the securities it holds.

The Principal Risks of Investing in the Fund

Risks of Investing Generally.  You could lose money by investing in the Fund.  You should consider your personal investment goals, time horizon, and tolerance of risk before investing in the Fund.  An investment in the Fund may not be appropriate for all investors.

Risks of Investing in Investment Funds.  Any investment in an open-end or closed-end Investment Fund involves investment risk.  Although the Fund invests in a number of Investment Funds, this practice cannot eliminate investment risk.  Investment decisions of the Investment Funds’ investment advisers are made independently of the Fund and the Adviser.  For instance, a particular Investment Fund may be purchasing securities of the same issuer whose securities are being sold by other Investment Funds.  The result would be an indirect cost to the Fund while potentially leaving the value of the Fund’s portfolio unchanged.  Additionally, an Investment Fund may impose a contingent deferred sales load on sales of its shares that are not held by the Fund for a specified period of time.  Although the Fund intends to avoid contingent deferred sales loads whenever possible, such sales loads may be incurred from time to time.

Some Investment Funds acquired by the Fund will intentionally assume more investment risk than other Investment Funds.  The risks associated with investments in Investment Funds are further described in the Fund’s SAI.

Risks of Investing in Closed-End Investment Funds.  Shares of closed-end funds generally trade at either a premium or a discount to their actual NAV.  Accordingly, the Fund could pay more to purchase such shares, or receive less in a sale of such shares, than the actual NAV of the shares.  Additionally, shares of closed-end funds are typically offered to the public in an initial public offering which includes an underwriting spread or commission and are typically listed for trading on an exchange or quoted on NASDAQ where they can be bought and sold by investors.  When the Fund purchases closed-end Investment Funds, it will do so in the secondary market and, consequently, will incur certain brokerage costs.

Risks of Investing in Government Obligations.  For Fund investments in U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S., while securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Risks of Investing in Common Stock of Reporting Companies.  The risks that are associated with investing in common stock of Reporting Companies include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the common stock purchased by the Fund trade may experience periods of turbulence and instability, and the general risk that domestic and foreign economies may go through periods of decline and cycles of change.  Many factors affect an individual company’s performance, such as the strength of its management or the demand for its services or products.  You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s services or products.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.  There are also risks associated with the stock market overall.  Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may increase or decrease more than the stock market in general.

Risks of Non-Diversification.  As previously mentioned, the Fund’s portfolio is non-diversified.  This means that the Fund can take larger positions in securities of a smaller number of issuers than a diversified portfolio could take.  Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly.

Risks of Foreign Investments.  The Fund may be invested in foreign companies primarily through Investment Funds that invest in foreign securities and, to a limited extent, through direct investment.  Such investments carry a number of economic, financial and political considerations that are not associated with the U.S. markets and that could unfavorably affect the Fund’s performance.  Among those risks are greater price volatility; weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

Risks of Borrowing for Leverage.  The Fund’s ability to borrow up to 30% of its total assets, less liabilities other than such borrowings, subjects the Fund to the risk that if the Fund borrows, the cost of borrowing money to purchase securities (i.e., to leverage) will exceed the returns for the securities purchased or the value of the securities purchased will actually decrease.  In the event that the value of the securities purchased decreases, the Fund could be forced to sell the securities for a loss and/or deposit additional securities or cash as collateral for the loan in order to hold the securities purchased.  In either case, the ultimate return (loss) on the securities purchased could be much less (more) than the return (loss) had the Fund not borrowed.  Consequently, borrowing for leveraging purposes could make the Fund’s NAV more volatile than if the Fund does not borrow.

Turnover Rate.  The Fund’s portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems it appropriate to make portfolio changes.  A high portfolio turnover rate (100% or more), whether incurred by the Fund or an Investment Fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the Investment Fund, and increases the potential for short-term capital gains and taxes.  The Fund’s turnover rates for fiscal years 2006 and 2005 were 26% and 28%, respectively.

Additional Costs.  Investing in the Fund involves certain additional expenses and certain tax consequences that would not be present with direct investments in the Investment Funds.  You should recognize that you may invest directly in the Investment Funds and that, by investing in the Investment Funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the Investment Funds.

Fund Performance

The following return information illustrates how the performance of the Fund can vary, which is one indication of the risks of investing in the Fund.  The information also provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with returns of two peer indices and two broad measures of market performance.  Indices are unmanaged and are not available for direct investment.  Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future.  The information shown assumes reinvestment of dividends and distributions.

Annual Total Returns as of December 31 of Each Year (Before Taxes)*

Total Returns
Best Quarter	2Q, 2003	21.33%
Worst Quarter	3Q, 2001	(19.35%)

* Sales loads are not reflected in the bar chart and accompanying detail.  If sales loads were reflected, the returns shown would have been lower.

Average Annual Total Returns as of December 31, 2006*

	One Year	Five Years	Since Inception (July 5, 2000)

Return Before Taxes	19.95%	12.24%	2.92%
Return After Taxes on Distributions(a)	19.21%	12.11%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares(b)	13.72%	10.71%	2.42%
MSCI World Index (c) (e)	20.07%	9.97%	2.60%
S&P 500 ® Index (d) (e)	15.80%	6.20%	1.28%

_______________

*

The average annual total returns for the Fund shown were reduced to reflect sales loads.

(a)

The Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (i.e., dividends and capital gains distributions), but assumes that you will still hold the Fund shares at the end of the period and, thus, do not have any taxable gain or loss on your investment in shares of the Fund.

(b)

The Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

(c)

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries.  The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

(d)

Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(e)

The figures do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities.  Previously, in addition to comparing the Fund’s performance to the MSCI World Index and the S&P 500® Index, the Fund compared its performance to the MSCI U.S. Index and the NASDAQ Composite Index.  These latter two indices have been removed for comparison purposes because the Adviser felt that the MSCI U.S. Index (which is designed to measure equity performance in the United States) was redundant to the S&P 500® Index, and the NASDAQ Composite Index does not provide a true measure of the Fund’s holdings.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Annual Fund Operating Expense table and Fee Example shown below are based on expenses incurred during the Fund’s fiscal year ended December 31, 2006.  Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (stated as a percentage of the offering price)	2.50%	(a)
Redemption Fee (stated as a percentage of the amount redeemed)*	2.00%	(b)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, stated as a percentage of the Fund’s average daily net assets)

Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses:
Interest Expense and Cost of Borrowing	0.41%	(c)
Other	0.39%
Subtotal: Annual Fund Operating Expenses (before Acquired Fund Fees and Expenses)	1.80%
Acquired Fund Fees and Expenses	1.24%	(d)
Total Annual Fund Operating Expenses	3.04%	(e)

_______________

*

There is a $15 fee for redemptions made by wire and for redemptions sent by overnight delivery.  Each fee is deducted from redemption proceeds.

(a)

The Fund is permitted to charge a sales load in excess of 1.50% pursuant to an order of the SEC dated June 7, 2000, issued under Section 12(d)(1)(J) of the 1940 Act exempting the Fund from the sales load limitation of Section 12(d)(1)(F)(ii) of the 1940 Act.  For information regarding sales load breakpoints, please see “Investing in the Fund—Front-End Sales Load.”

(b)

A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of Fund shares made within 90 days of purchase.  The fee is retained by the Fund and withheld from redemption proceeds.  The redemption fee does not apply in certain circumstances.  See “Investing in the Fund—Redemption Fee” for more information.

(c)

This figure represents the costs associated with the Fund’s borrowing activities.  As of December 31, 2006, the Fund had an outstanding loan balance of approximately $7.7 million.  The interest expense on this loan for fiscal 2006 was $492,514.  The proceeds of the loan were invested in portfolio securities, which provided the Fund with an estimated net profit (after interest expense) of approximately $1.3 million (calculated based upon the one year total return of the Fund not including sales load).  If this estimated net profit is offset against the Fund’s total annual operating expenses for fiscal 2006 (excluding acquired fund fees and expenses) of approximately $1.7 million, the Fund’s net total annual operating expenses for fiscal 2006 (excluding acquired fund fees and expenses) would have been shown as 0.33% rather than the figure presented in the table as “Subtotal: Annual Fund Operating Expenses (before Acquired Fund Fees and Expenses).”  While the Fund’s borrowing activities in 2006 resulted in a favorable outcome for the Fund, there are risks associated with such borrowing, as discussed under the subheading “The Principal Risks of Investing in the Fund—Risks of Borrowing for Leverage.”

(d)

This figure represents the Fund’s proportionate share of the fees and expenses of the Investment Funds (referred to as “Acquired Funds”) in which the Fund invests.

(e)

Through December 31, 2007, the Adviser has voluntarily agreed to waive its fees and/or reimburse the Fund to the extent that “Other Expenses” exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  For the fiscal year ended December 31, 2006, the Adviser had voluntarily agreed to do the same thing; however, for this period, the Adviser made no reimbursements to the Fund, nor did it waive its fees because the Fund’s “Other Expenses” were less than 0.50%.  “Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets in the Financial Highlights table herein and in the Fund’s most recent annual report because the latter reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

Fee Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that your dividends and distributions have been reinvested.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers/reimbursements as shown in the table above and remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year

$549

After 3 years

$1,648

After 5 years

$2,747

After 10 years

$5,493

This example should not be considered a representation of past or future expenses.  Actual expenses may be greater than those shown.

MANAGEMENT OF THE FUND

The Adviser

The Adviser, Manarin Investment Counsel, Ltd., 15858, Suite 310, West Dodge Road, Omaha, Nebraska 68118, was incorporated under the laws of the State of Nebraska in 1983 and is controlled by Roland R. Manarin, who also serves as the Fund’s portfolio manager.  The Advisor serves as an investment advisor for individual and institutional clients.  As of February 2007, the Adviser had $518 million under management.

Services provided by the Adviser to the Fund include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund.  Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities.

The Fund pays the Adviser a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  However, the Adviser has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through December 31, 2007 to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  For the fiscal year ended December 31, 2006, the Adviser made no reimbursements to the Fund, nor did it waive its fees.  The fees paid to the Adviser are reviewed annually by the Fund’s Board of Directors.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Fund’s annual report to shareholders for the period ended June 30, 2006.

The Portfolio Managers

Roland R. Manarin.  Mr. Manarin serves as the Fund’s portfolio manager on behalf of the Adviser.  He has served in this capacity since commencement of the Fund’s operations in July 2000.  Mr. Manarin has been a registered investment adviser representative of the Advisor since 1983 and a registered representative of the Fund’s principal distributor since October 1994.  In addition to managing the assets of numerous individual clients, Mr. Manarin is the portfolio manager of two private investment limited partnerships.  Mr. Manarin’s history in the securities industry dates to 1976 when he was a registered representative of a large regional brokerage firm.  His engagement as portfolio manager of the Fund is his first and only such position with a mutual fund.  The Fund’s SAI provides additional information about Mr. Manarin’s compensation, other accounts he manages and his ownership of shares in the Fund.

Aron D. Huddleston.  Mr. Manarin is assisted in managing the Fund’s portfolio by Aron D. Huddleston.  Mr. Huddleston became Vice President of the Fund in May 2004 and has been an investment advisor representative of the Adviser and a registered representative of the Fund’s principal distributor since 2001.  The Fund’s SAI provides additional information about Mr. Huddleston’s compensation, other accounts he manages and his ownership of shares in the Fund.  Mr. Huddleston is Mr. Manarin’s son-in-law.

Transactions With Affiliates

With respect to purchases of shares of Investment Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to Manarin Securities Corporation, an affiliate of the Adviser and the Fund’s principal distributor (the “Distributor”).  In such cases, the Investment Funds may pay the Distributor a per share fee (“dealer reallowance”) of up to 1% of the Investment Fund’s offering price per share.  The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Investment Fund’s offering price per share.  This dealer reallowance is a usual and customary amount of compensation uniformly paid to brokers.  It is paid to the Distributor for acting as broker for the Investment Funds in acquiring shares of the Investment Funds for the Fund.  The Distributor’s responsibilities as such broker include obtaining the best price and execution, processing the trade, obtaining share certificates (if applicable) and otherwise communicating with the Investment Funds’ custodians on the transfers of shares.  In addition, with respect to Investment Funds that charge distribution and/or shareholder servicing (12b-1) fees, to the extent the Distributor effects the Fund’s purchase of shares in such Investment Funds, the Distributor will be entitled to receive from the Investment Fund its share of any such fee.  Neither the payment of a dealer reallowance nor the payment of any distribution or shareholder servicing fees to the Distributor will be a material factor in the Adviser’s decision-making as to which Investment Funds merit the Fund’s investment.

INVESTING IN THE FUND

The Distributor

The Distributor, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., has been engaged as the principal distributor of the Fund’s shares and is responsible for the marketing, promotion and sale of the Fund’s shares to the public.  The Distributor is controlled by Roland R. Manarin and, therefore, is an affiliate of the Adviser.

The shares of the Fund are offered to prospective investors on behalf of the Fund by the Distributor as well as other registered broker-dealers that may be selected from time to time by the Distributor and the Fund to assist in the promotion and distribution of the Fund’s shares.

Pricing of Shares

The “offering price” of a share of the Fund is the Fund’s NAV, plus a front-end sales load.  The NAV is determined as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is closed on most national holidays and Good Friday.  In the event that the NYSE is closed in observance of holidays, or otherwise, the NAV will not be calculated on those days.  The NAV per share is computed by dividing the value of the Fund’s investments plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding.  When the Fund’s transfer agent receives your transaction request in good order before the close of regular trading on the NYSE, it is processed at that day’s NAV.  If the Fund’s transfer agent receives your transaction request after the close of regular trading on the NYSE, it will be processed at the next day’s NAV.  After you purchase Fund shares, the value of such shares will be equal to the NAV per share times the number of shares you purchased.

The assets of the Fund consist primarily of shares of Investment Funds.  The Fund values Investment Funds at their current reported NAV or market prices in the case of closed-end Investment Funds.  All other securities held by the Fund are valued using market prices, except securities having 60 days or less remaining to maturity, which are valued at their amortized cost.  Any Fund investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

When reliable market quotations for a security are not readily available, the security will be valued at its “fair value” as determined in good faith by the Adviser according to the procedures adopted by the Fund’s Board of Directors.  According to these procedures, the Adviser may use broker quotes or, if broker quotes are unavailable or are deemed unreliable, the Adviser may value the security using its best efforts according to a methodology which is documented and presented for approval at the next meeting of the Fund’s Board of Directors.  In determining fair value, the Adviser takes into account all relevant factors and available information.  Consequently, the price of the security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the Fund.  Prospectuses for the Investment Funds in which the Fund invests explain the circumstances under which such funds will use fair value pricing and the effects of using fair value pricing.

Securities held by the Fund and Investment Funds in which the Fund invests may be listed on foreign exchanges that trade on days when the Fund and the Investment Funds do not calculate their NAVs.  As a result, the market value of the Fund’s and Investment Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Arrangements With Financial Intermediaries

Although Fund share transactions may be made directly through the Fund with no charges other than those described in this Prospectus, you may also purchase, exchange or redeem Fund shares through a financial intermediary, such as a bank, trust company or certain broker-dealers, that have policies different from the Fund’s.  If you own or are considering purchasing shares through a financial intermediary, your ability to purchase, exchange or redeem shares may depend in part on the policies of that entity.  Some policy differences may include additional fees and charges and a cutoff time for the placement of investments.  Persons who invest in the Fund through intermediaries may receive a lower total return than persons who invest in the Fund directly.

For example, financial intermediaries may charge their customers a transaction, processing, or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus.  These fees are retained by the intermediary and are not shared with the Fund, Adviser or the Distributor.  Please contact your financial intermediary for a complete description of its policies, including specific information about additional fees and charges.

Certain financial intermediaries perform recordkeeping and administrative services for their customers that would otherwise be performed by the Fund’s transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”).  These services may include, among other things, sub-accounting services, transfer agent services, answering inquiries relating to the Fund and transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund.  In some circumstances, the Fund may directly pay the intermediary for performing such services.  However, the Fund will not pay more for these services through intermediary relationships than it would pay the Transfer Agent in aggregate fees and expenses if the intermediaries’ customers were direct shareholders of the Fund.  The Adviser may pay the intermediary amounts in excess of such limitations out of its own resources, or the Distributor may compensate the intermediary for such services, and if permissible, may be reimbursed under the Fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”).

From time to time, the Adviser or the Distributor may enter into revenue sharing arrangements with brokers or other financial intermediaries.  Such payments will be made from the Adviser’s or the Distributor’s own resources and will not increase costs to the Fund.  The Distributor may be reimbursed for such payments, if permissible, under the Rule 12b-1 Plan.  The amounts of these payments to intermediaries may be significant and may create an incentive for the intermediary or its employees or associated persons to recommend or sell shares of the Fund to you.  These payments are not reflected in the table included under “The Fund─Fees and Expenses of the Fund” because they are not paid by the Fund.  You can ask your financial representative for information about any payments it receives from the Adviser or the Distributor and from the Fund.

The Fund has authorized certain financial intermediaries to accept orders on its behalf.  Contracts with these intermediaries require them to track the time investment orders are received and to comply with procedures relating to the transmission of orders.  Orders must be received by the intermediary before the time the Fund’s NAV is determined to receive that day’s share price.  If those orders are transmitted to the Transfer Agent and paid for in accordance with the contract, they will be priced at the NAV next determined after the request is received in good order.

Front-End Sales Load

The applicable front-end sales load when you purchase the Fund’s shares is as follows:

Purchase Amount	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested

Up to $249,999	2.50%	2.56%
$250,000 – $499,999	1.50%	1.52%
$500,000 - $999,999	1.00%	1.01%
$1 million or greater	None	None

The front-end sales load collected at the time of purchase is paid to the Distributor as compensation for its distribution activities and is deducted directly from your investment.  The sales load will be re-allowed to certain broker-dealers and other financial intermediaries that enter into dealer agreements with the Distributor in accordance with the following table.

Purchases	Concession as % of Offering Price

Up to $249,999	2.25%
$250,000 – $499,999	1.35%
$500,000 - $999,999	0.90%
$1 million or greater	None

Registered representatives of the Distributor, including the Fund’s portfolio managers, have an incentive to recommend the Fund for purchase by their clients because under these circumstances, the registered representative would receive as a commission the entire amount of the sales load (i.e., not just the dealer reallowance).

The front-end sales load may be reduced at the time of purchase by:

•

signing a letter of intent to purchase a specific dollar amount of shares of the Fund within 13 months;

•

using the reinstatement privilege within 90 days of redeeming shares of the Fund of an equal or lesser amount; or

•

accumulating purchases (in calculating the sales load on an additional purchase, you may count the current value of your existing holdings in shares of the Fund and holdings of any of your family members, i.e., your spouse and children under the age of 21 that live in your household).

If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Transfer Agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load.  You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount.  You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases.

No sales load is imposed on the reinvestment of dividends or capital gains.  Also, the following individuals and institutions may purchase the Fund’s shares without any front-end sales load:

•

participants in Employer Sponsored Retirement Plans established pursuant to section 401(k) of the Code;

•

current or former:

-

directors of the Fund;

-

employees or sales representatives of the Adviser or Distributor; and

-

officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor as dealers for the Fund;

and members of the immediate family (spouse, all minor or adult children for which the person has or had sole or shared legal custody and all parents and grandparents of the person or his or her spouse) and any trust, custodian, pension, profit-sharing or other benefit plan of any of the foregoing;

•

wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor; and

•

omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.

The Fund may, from time to time, waive the sales load on shares of the Fund sold to clients of the Distributor or the Adviser, or certain other dealers, in exchange transactions meeting criteria established by the Distributor.  This privilege will apply only to shares of the Fund that are purchased using proceeds obtained by such clients by redeeming another mutual fund’s shares on which a sales load was paid and the purchases of Fund shares are made within 60 days of redeeming the other fund’s shares.

Additional information concerning sales load breakpoints is available in the Fund’s SAI under “Purchase of Fund Shares.”

Rule 12b-1 Fee

The Fund’s Board of Directors has adopted the Rule 12b-1 Plan, which permits the Fund to pay the Distributor a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis.  This fee is paid to the Distributor quarterly as reimbursement for the Distributor’s marketing and promotional activities with respect to the sale and distribution of the Fund’s shares.  The fee may also be used to reimburse the Distributor for expenses incurred in connection with compensation to financial institutions and other institutions, organizations and associations that have provided access to their customers or otherwise assisted in the distribution process but have not been involved in the offer or sale of the Fund’s shares.  Registered representatives of the Distributor, including the Fund’s portfolio managers, have an incentive to recommend the Fund for purchase by their clients because under these circumstances, the registered representative would be entitled to a portion of the Rule 12b-1 fee received by the Distributor.  Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may ultimately cost you more than paying other types of sale charges.

How Shares May Be Purchased

Application forms for the purchase of shares of the Fund can be obtained by contacting the Transfer Agent at 1-888-339-4230, by mail at:

Lifetime Achievement Fund, Inc.

P.O. Box 1136

Milwaukee, WI  53201-1136

or by overnight courier at:

Lifetime Achievement Fund, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI  53233-2301

The minimum initial investment in the Fund is $10,000, and the minimum for additional investments is $500.  The minimum initial investment for Qualified Retirement Plans, including individual retirement accounts (“IRAs”), IRA Rollover plans and Roth IRAs, is $4,000, and the minimum for additional investments is $500.  No minimum initial (or additional) investment is required for Employer Sponsored Retirement Plans (401(k) plans).  Exceptions to these minimums can be granted for investments made pursuant to special plans or if approved by the Distributor.

All orders are executed at the NAV next computed after receipt of the transaction request in good order by the Transfer Agent.  The Fund and the Distributor reserve the right to reject any purchase order for any reason.

When you initially purchase shares of the Fund, an account is automatically established for you.  Any shares of the Fund that you subsequently purchase or that you receive as a distribution are credited directly to your account.  No share certificates are issued.

To Open an Account:

•

Complete and sign the account application or IRA application.  If the application is not completed properly, your purchase request may be delayed or rejected.

•

Make your check payable to “Lifetime Achievement Fund.”  The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.

•

For IRA accounts, please specify the tax year for which the contribution is made.

Mail your application and check to:

Lifetime Achievement Fund, Inc.

P.O. Box 1136

Milwaukee, WI  53201-1136

By overnight courier, send to:

Lifetime Achievement Fund, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI  53233-2301

By telephone:

You may not make your initial purchase by telephone.

By wire:

•

To purchase shares by wire, the Fund must have received a completed application and issued an account number to you.  Call 1-888-339-4230 for instructions prior to wiring funds.  The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

•

Send your investment with these wire instructions:

UMB Bank, n.a.

ABA#101000695

For credit to the Lifetime Achievement Fund

A/C#987-106-2953

For further credit to

(shareholder account number)

(name or account registration)

(social security or tax identification number)

To Add to an Account:

By mail:

•

Complete the investment slip that is included in your account statement and write your account number on your check.

•

If you no longer have your investment slip, please reference your name, account number and address on your check.

•

Make your check payable to the “Lifetime Achievement Fund.”

Mail the slip and check to:

Lifetime Achievement Fund, Inc.

P.O. Box 1136

Milwaukee, WI  53201-1136

By overnight courier, send to:

Lifetime Achievement Fund, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI  53233-2301

By telephone:

•

You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application.  You may call 1-888-339-4230 to purchase shares in an existing account.

•

Investments made by electronic funds transfer must be in amounts of at least $500 and not greater than $50,000.

By wire:

Send your investment to the Fund by following the wire instructions provided under “To Open an Account” above.

If your purchase request is received by the Transfer Agent or other authorized agents before the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on a day when the Fund is open for business, your request will be processed using that day’s NAV, provided your purchase request is in good order.  If your request is received after the close of trading on the NYSE, it will be processed using the next business day’s NAV.  Shares purchased by wire will receive the NAV next calculated after the Transfer Agent receives your wired funds and all required information has been provided.  The Fund reserves the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

Important Information About Procedures for Opening a New Account

The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you.  The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in good form.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed.  Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares.  The Fund is not liable for fluctuations in value experienced as a result of such delays in processing.  If, at any time, the Fund detects suspicious activity or if certain account information matches government lists of suspicious persons, the Fund may determine to reject additional purchases, close an existing account, file a suspicious activity report or take other appropriate action.

Additional Purchase Information

•

If your check or purchase through the Automatic Clearing House (“ACH”) does not clear for any reason, your purchase will be cancelled.  You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent.  The Fund may redeem shares in your account as reimbursement for such losses or expenses.

•

You must provide the Fund with a social security number or taxpayer identification number and certify that the number is correct, as well as certify that you are not subject to back-up withholding before your account can be established.  If you do not provide these certifications on your account application, the Fund will be required to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of distributions and redemptions as set forth in applicable IRS rules and regulations.  The Fund accepts investments from individuals or entities without a U.S. social security number or taxpayer identification number and a U.S. address, or from foreign financial institutions only in accordance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and rules thereunder and only to the extent the identity of such persons and the source of their funds can be reasonably ascertained.

•

The Fund will not accept your application if you are investing for another person as attorney-in-fact.  The Fund will not accept applications that list “Power of Attorney” or “POA” in the registration section.

•

Once you place your order, you may not cancel or revoke it.  The Fund may reject a purchase order for any reason.

Automatic Investment Plan

You may purchase Fund shares through an automatic investment plan (“AIP”).  Under an AIP, your bank account will automatically be debited monthly or quarterly in an amount specified by you (subject to the minimum initial investment for the Fund).  The purchase of Fund shares will be effected at their NAV plus the applicable sales load at the close of regular trading on the NYSE on the 1st or 15th day of the month or quarter.  If these dates fall on a weekend or holiday, purchases will be made on the next business day.  You may elect to participate in an AIP when filling out the initial application or may elect to participate later by completing the appropriate form that is available from the Transfer Agent by calling 1-888-339-4230.  Your AIP will be terminated in the event two successive mailings are returned by the U.S. Post Office as undeliverable.  If this occurs, you must call or write to the Fund to reinstate your AIP.  Any changes to your banking information upon the AIP’s reinstatement will require a Medallion signature guarantee, as described under “How Shares May Be Redeemed,” below.

Qualified Retirement Plans

An investment in Fund shares may be appropriate for IRAs (including Roth IRAs), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as “Keogh plans”), simplified employee pension plans and other qualified retirement plans (including 401(k) plans).  Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan.  If you are considering establishing such an account or plan, you may wish to consult your attorney or other tax adviser.  The option of investing in these accounts or plans through regular payroll deductions may be arranged with the Distributor and your employer.  Please call the Transfer Agent at 1-888-339-4230 for further details.

How Shares May Be Redeemed

You may redeem your shares on any day the Fund is open for business by following the instructions stated below.  You may elect to have redemption proceeds sent to you by check, wire or ACH.  The Fund normally pays redemption proceeds within two business days, but may take up to seven days.

By Mail

•

Send a letter of instruction that includes your account number, the dollar value or number of shares you want to redeem and how and where to send the proceeds.

•

Sign the request exactly as the shares are registered.  All account owners must sign the request.

•

Include a Medallion signature guarantee, if necessary.  See “Medallion Signature Guarantees,” below.

•

Send your request to:

By Regular Mail:

By Overnight Courier:

Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.

P.O. Box 1136

803 West Michigan Street, Suite A

Milwaukee, WI  53201-1136

Milwaukee, WI 53233-2301

•

You may request to have your redemption check sent by overnight courier to the address of record.  A $15 fee will be deducted from your redemption proceeds for this service.

By Telephone

•

You automatically have the privilege to redeem shares by telephone unless you have declined this service on your account application.

•

Call 1-888-339-4230 between 7:00 a.m. and 7:00 p.m., Central Time.  You may redeem as little as $500 but no more than $25,000.

•

You may have your redemption sent by wire to a previously designated bank account.  A wire fee of $15 will be deducted from your redemption proceeds.  If you wish to change the bank account to which proceeds are to be wired, the change must be effected by completing the appropriate form and including a Medallion signature guarantee, as described under “Medallion Signature Guarantees,” below.  Please contact the Transfer Agent by calling 1-888-339-4230 for more information.

•

You may request to have your redemption check sent by overnight courier to the address of record.  A $15 fee will be deducted from your redemption proceeds for this service.

•

Telephone redemptions are not available for retirement plans.

Redemption requests received by the Transfer Agent in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) on any day the Fund is open for business will be processed at that day’s NAV.  “Good order” means that all shares are paid for and that you have included all required documentation along with any required Medallion signature guarantees.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries.  If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call the Transfer Agent at 1-888-339-4230.

Additional Redemption Provisions

•

Once the Fund receives your order to redeem shares, you may not revoke or cancel it.

•

The Fund cannot accept an order to redeem shares that specifies a particular date, price or other special conditions.

•

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed.  Any services you have selected, such as Systematic Withdrawal Plans, as described below, or AIPs, will be cancelled.

•

The Fund will not pay redemption proceeds until your shares have been paid for in full.  If you paid for the shares to be redeemed by check, the Fund may delay sending your redemption proceeds for up to 15 days from the date of purchase to ensure the check you used to purchase your shares has cleared.  You can avoid this delay by purchasing shares by federal funds wire.  Please note that this provision is intended to protect the Fund and its shareholders from loss.

•

The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of redemption proceeds.

Telephone Transactions

•

In times of sudden economic or market changes, you may experience difficulty redeeming your shares by telephone.  The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.

•

The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine.  These include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations.  The Fund may implement other procedures from time to time.  If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent transactions.

Redemption Fees

The Fund will impose a 2.00% redemption fee when an investor redeems shares of the Fund that were acquired within the previous 90 days.  The fee is designed to protect long-term shareholders from the negative effects of short-term trading activity (known as “market timing”) by other shareholders.  Any redemption fees will be paid directly to the Fund to offset the costs of short-term trading.  For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first (“FIFO”).

The redemption fee does not apply to the following transactions:

•

redemptions of shares resulting from death, disability or a severe hardship, as determined in the discretion of the Distributor;

•

redemptions of shares acquired through the reinvestment of dividends or capital gains;

•

redemptions of shares acquired through the Systematic Withdrawal Plan (discussed below); or

•

shares purchased through certain omnibus accounts or retirement plans that do not have the operational capability to impose the fee.

In addition, the redemption fee may be waived in other limited circumstances that do not indicate market-timing activity, as determined in the sole discretion of the Distributor.  Any redemption fee waivers will be reported to the Fund’s Board of Directors at its next quarterly meeting.

Medallion Signature Guarantees

When required, Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association.  Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE.  Call your financial institution to see if it is a participant in a Medallion program.  A Medallion signature guarantee may not be sent by facsimile.  A Medallion signature guarantee may not be provided by a notary public.

The Fund will require a Medallion signature guarantee of each account owner to redeem shares in the following situations:

•

To change ownership of your account;

•

To send redemption proceeds to a different address than is currently on the account;

•

To have the proceeds paid to someone other than the account’s owner;

•

To transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

•

If a change of address request has been received by the Fund within the last 30 days; or

•

If your redemption request is for $25,000 or more.

Small Accounts

The Fund’s account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Fund reserves the right to redeem your account if your account balance falls below $10,000.  The Fund will notify you in writing before your account is redeemed and you will have 30 days to increase the amount invested to at least $10,000.

Systematic Withdrawal Plan

If you make an initial investment of at least $10,000 or otherwise accumulate shares valued at no less that $10,000, you are eligible to participate in a Systematic Withdrawal Plan (“SWP”).  Under a SWP, you may arrange for fixed withdrawal payments (minimum payment of $500 and maximum payment of 1% per month or 3% per quarter of the total value of the Fund shares in your account at inception of the SWP) at regular monthly or quarterly intervals on the 1st or 15th day of the month.  If these dates fall on a weekend or a holiday, withdrawals will be made on the next business day.  Withdrawal payments are made to you or to beneficiaries designated by you.  You are not eligible for a SWP if you are participating in an AIP program described above.  You may elect to participate in a SWP when filling out the initial application or later by completing the appropriate form that is available from the Transfer Agent upon request by calling 1-888-339-4230.

Frequent Purchase and Redemption of Fund Shares

Frequent purchases combined with frequent redemptions of Fund shares, generally known as market timing, may harm all Fund shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, diluting the value of shares held by long-term shareholders and impacting Fund performance.  The Fund, as a fund of funds sold with a front end sales charge, does not anticipate that it will be a target of market timers and other investors that engage in these abusive strategies.  Nevertheless, the Board of Directors has approved the following policy statement.  The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares and will not accommodate frequent purchases and redemptions of Fund shares by any Fund shareholders.  With and through its Transfer Agent and Distributor, the Fund will monitor purchase and redemption activity.  Purchase applications of known market timers will be rejected.  The Distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders.  In addition, the Fund uses the redemption fee as a means to deter market timing.  The Fund, the Adviser, the Distributor and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Dividend and Other Distributions

Dividends from the net investment income (including income derived from dividends issued in cash by Investment Funds) of the Fund, if any, are distributed to shareholders at least annually.  Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of Investment Funds, by the Fund, also are distributed at least annually.  Unless otherwise instructed by you before the payment date, the Fund will make distributions of net investment income and capital gains in additional Fund shares.  Any instructions provided by you will continue in effect until you notify the Fund in writing that a change is desired.  All reinvested distributions will be reinvested in additional Fund shares on the payment date at the Fund’s NAV on that day.  Account statements evidencing each reinvestment will be mailed to you.

Taxation of the Fund

The Fund intends to annually qualify as a RIC under Subchapter M of the Code and, if so, will not be liable for federal income taxes to the extent its investment company taxable income (consisting generally of interest, dividends, net short-term capital gains and net gains from certain foreign currency transactions, if any) and net capital gains are distributed to its shareholders on a timely basis.  If the Fund fails to qualify as a RIC, it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the disqualified Fund would be subject to federal income taxes and any distributions that it makes would be non-deductible by the Fund.  In addition, even if the Fund distributes sufficient net investment company taxable income and net capital gains to qualify as a RIC, the Fund would be subject to a 4% excise tax to the extent that the Fund does not satisfy certain minimum distribution requirements on a calendar year basis.

Taxation of Investment Funds.  The Fund intends to invest only in Investment Funds that also intend to qualify for treatment as RICs under the Code.  No assurance can be given, however, that an Investment Fund will qualify for treatment as a RIC.  If an Investment Fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect the Fund’s ability to satisfy the requirements applicable to RICs and thereby its ability to qualify as a RIC.

Taxation of Shareholders.  The following discussion does not apply to IRAs or other tax-advantaged accounts.

For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes interest, dividends, net short-term capital gains and net gains from foreign currency transactions, if any) generally are taxable to you as ordinary income whether reinvested in additional shares of the Fund or received in cash, except to the extent attributable to “qualified dividend income” eligible for the reduced rate of tax applicable to net long-term capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate applicable to net long-term capital gains as long as certain holding period requirements are met with respect to your Fund shares.  Currently, the maximum rate applicable to long-term capital gain is set at 15%.

Distributions of dividend income that is not “qualified dividend income” under the Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income (currently, for noncorporate shareholders, the maximum rate is set at 35%).  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional shares of the Fund or received in cash and regardless of the length of time you owned your shares.  You will be informed annually as to the amount and nature of all distributions paid during the prior year.  Such distributions may also be subject to state or local taxes.

If the Fund realizes a gain from the disposition of shares of any Investment Fund it held as a capital asset for more than one year, or if the Fund receives a distribution from any Investment Fund that is designated as a capital gain distribution (regardless of how long the Fund held the Investment Fund shares), the amount of that gain or distribution is included in any capital gain distribution made by the Fund to its shareholders.  Any other gain on the disposition of shares of an Investment Fund and any other distribution received therefrom is included in the Fund’s investment company taxable income.

If you redeem Fund shares, you will incur a taxable gain or loss depending upon whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares.  Capital gains on the redemption of Fund shares held for more than one year will be long-term capital gains, and will be subject to federal income tax at the rate indicated above.  If you purchase Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

Additional tax information may be found in the Fund’s SAI.  The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders and is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  Please consult your tax adviser about the tax implications of investing in the Fund.

Shareholder Communications

Fund shareholders are kept informed through quarterly account statements and semi-annual and annual reports.  Any shareholder inquiries should be directed to the Fund in writing at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.  Shareholders may direct general telephone inquiries to the Fund at the numbers listed on the back inside cover of this Prospectus.  Telephone inquiries regarding shareholder account information should be directed to the Transfer Agent at 1-888-339-4230.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Fund has adopted a policy that governs the Fund’s periodic disclosure of its portfolio holdings.  A description of this policy is available in the Fund’s SAI.

SUMMARY OF BUSINESS CONTINUITY PLAN

The Fund is committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption. The Adviser, the Distributor and the Transfer Agent have adopted and regularly review their respective business continuity plans which are designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Transfer Agent in Milwaukee, Wisconsin. Additionally, all Fund transactions (including purchases, redemptions and exchanges) are made exclusively through the Transfer Agent.  In the event of any disruptive occurrence that would adversely affect the Transfer Agent’s primary facilities, the Transfer Agent has developed a comprehensive business continuity plan that is designed to ensure that the Transfer Agent can continue to carry out its obligations on behalf of the Fund and its shareholders.

FINANCIAL HIGHLIGHTS

The following financial highlights table below is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended December 31, 2005 and 2006 has been audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.  The annual report is also available on the Fund’s website at www.lifetimeachievementfund.com.  The information for the fiscal years ended December 31, 2002, 2003 and 2004 was audited by a different auditor whose report dated February 3, 2005 expressed an unqualified opinion on those financial highlights.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Selected Per Share Data:
Net asset value, beginning of year	$9.73	$8.78	$8.03	$5.97	$6.55
Income from investment operations
Net investment loss(a)	(0.11)	(0.04)	(0.06)	(0.05)(b)	(0.05)
Increase from reverse stock split(c)	9.73	-	-	-	-
Net realized and unrealized gain (loss) on investments	4.59	0.99	0.81	2.11	(0.53)
Total from investment operations	14.21	0.95	0.75	2.06	(0.58)
Distributions and other Less distributions from realized gains	(0.85)	-	-	-	-
Redemption fees(d)	-(e)	-	-	-	-
Net asset value, end of year	$23.09	$9.73	$8.78	$8.03	$5.97

Total return(f)	23.03%	10.82%	9.34%	34.51%	(8.85)%

Ratios and supplemental data:
Net assets, end of year (in thousands)	$147,399	$97,505	$76,025	$66,032	$46,548
Ratio of expenses to average net assets
With expense reimbursement and service fee	1.80%(g)	1.77%(h)	1.59%(i)	1.76%(j)	1.51%(k)
Without expense reimbursement and service fee	1.80%(g)	1.77%(h)	1.59%(i)	1.86%(j)	1.51%(k)
Ratio of net investment loss to average net assets	(0.57%)	(0.52%)	(0.82%)	(0.73%)(b)	(0.75%)
Portfolio turnover rate	26%	28%	2%	3%	35%

__________________________

(a)

Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of Investment Funds.  The expenses of the Investment Funds are excluded from the Fund’s expense ratio.

(b)

Net investment loss is net of expenses reimbursed by the Adviser.

(c)

The Fund had a 1-2 reverse stock split with ex and payable dates of January 3, 2006.

(d)

For shares purchased on or after September 8, 2006, a 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing.  The fee is imposed on redemptions of shares held 90 days or less from their purchase date.

(e)

Less than $0.01 per share.

(f)

Total return represents aggregate total return and does not reflect a sales charge.

(g)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.39%.

(h)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.43%.

(i)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.46%.

(j)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.50%.

(k)

The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings, was 1.47%.

FOR FURTHER INFORMATION

The Fund’s SAI dated April 30, 2007 is incorporated by reference into this Prospectus.

Additional Information about the Fund and its investments is contained in the Fund’s SAI and annual and semi-annual reports to shareholders as they become available.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI and annual and semi-annual reports are available, at no charge, on the Fund’s website at www.lifetimeachievementfund.com.  Requests for these documents and other shareholder information as well as any other shareholder inquiries may also be made by calling toll-free in the U.S. 1-888-339-4230, or by writing to the Fund at the following address: Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the Fund’s SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at www.sec.gov.

Further information about the Fund is available on the Fund’s website at www.lifetimeachievementfund.com.

Investment Company Act File No. 811-09749

LIFETIME ACHIEVEMENT FUND, INC.

15858 West Dodge Road, Suite 310

Omaha, Nebraska 68118

(402) 330-1166

(800) 397-1167

www.lifetimeachievementfund.com

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) sets forth information regarding the Lifetime Achievement Fund, Inc. (the “Fund”).  Manarin Investment Counsel, Ltd. (the “Adviser”) is the investment adviser of the Fund.  Manarin Securities Corporation (the “Distributor”) is the principal distributor of the Fund.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus, dated April 30, 2007 which is incorporated by reference herein and may be obtained from:

Lifetime Achievement Fund, Inc.

15858 West Dodge Rd, Suite 310

Omaha, Nebraska 68118

The audited financial statements and notes included in the Fund’s Annual Report dated December 31, 2006, are incorporated herein by reference.  A copy of the Annual Report may be obtained without charge by contacting the Fund at its address and telephone number shown above.

April 30, 2007

TABLE OF CONTENTS

PAGE
FUND HISTORY AND DESCRIPTION OF CAPITAL STOCK	1
FUND CLASSIFICATION AND POLICIES	1
INVESTMENT STRATEGIES AND RISKS	3
Repurchase Agreements	3
Bank Obligations	3
Commercial Paper	3
Illiquid Securities	3
Short Sales	4
Lending of Portfolio Securities	4
Foreign Securities	5
Warrants	5
Convertible Securities	6
Fixed-Income Securities	6
Hedging Strategies, Options, Futures and Forward Currency Exchanges	8
Borrowing	13
Temporary Defensive Investments	13
Portfolio Turnover	13
MANAGEMENT OF THE FUND	14
Directors and Officers	14
Compensation of Directors	16
Directors’ Ownership of Shares in the Fund	17
CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	18
INVESTMENT ADVISORY AND OTHER SERVICES	18
The Adviser	18
Portfolio Managers	19
Principal Distributor	20
Administration and Fund Accounting	23
Distribution Plan	21
Other Service Providers	23
BROKERAGE ALLOCATION AND OTHER PRACTICES	23
PROXY VOTING POLICIES	25
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY	26
PURCHASE OF FUND SHARES	26
Net Asset Value	26
Letter of Intent	27
Reinstatement Privilege	27
Rights of Accumulation	27
Sales of Shares Without a Sales Charge at NAV	27
TAXATION OF THE FUND	28
Regulated Investment Company Status	28
Distributions to Shareholders	28
PERFORMANCE	29
FINANCIAL STATEMENTS	29

APPENDIX A – DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

FUND HISTORY AND DESCRIPTION OF CAPITAL STOCK

The Fund was organized as a Maryland corporation on September 2, 1999 under the name Manarin Diversified Growth Fund, Inc.  The Fund subsequently changed its corporate name to Lifetime Achievement Fund, Inc. by amending its articles of incorporation effective October 20, 1999.  The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The Fund is authorized to issue one billion shares of common stock with a par value of $.002 per share.  Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder.  All shares have equal dividend, liquidation, and noncumulative voting rights.

FUND CLASSIFICATION AND POLICIES

The Fund is an open-end, non-diversified management investment company.

The following investment restrictions are fundamental and, like the Fund’s investment objective, may not be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund will not as a matter of fundamental policy:

(1)

Issue securities or other obligations senior to the Fund’s shares of beneficial interest;

(2)

Borrow money, except that the Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 30% of the Fund’s net assets and shall comply in all respects to Section 18(f) of the 1940 Act;

(3)

Underwrite securities of other issuers;

(4)

Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry or group of industries;

(5)

Purchase or sell real estate, except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

(6)

Purchase or sell commodities or commodity contracts including futures contracts;

(7)

Make loans, except when (a) purchasing a portion of an issue of debt securities, or (b) engaging in securities loan transactions limited to 5% of the Fund’s total assets;

(8)

Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 3% of the outstanding voting securities of that issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”);

(9)

Purchase, participate, or otherwise direct interests in oil, gas, or other mineral exploration or development programs;

(10)

Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government Securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer);

(11)

Invest in companies for the purpose of exercising management or control;

(12)

Purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, the officers or directors of the Fund and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

(13)

Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed, or more than 5% of the value of its total assets to be invested in warrants or stock options whether or not listed, such warrants or options in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

(14)

Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in illiquid securities or foreign securities which are not publicly traded in the United States; or

(15)

Purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in an operating company and not otherwise classified as an investment company under the 1940 Act, unless the issuer is a reporting company under the requirements of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended.

Whenever an investment objective or fundamental policy of the Fund states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund’s acquisition of the investment.  Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s net or total assets will not cause the Fund to violate a percentage limitation.  Similarly, any later change in quality, such as a rating downgrade or the de-listing of a warrant, will not cause the Fund to violate a quality standard.

The following investment limitations may be changed by the vote of the Fund’s Board of Directors without shareholder approval:

The Fund shall not:

(1)

Purchase or otherwise acquire the securities of any other registered investment company (“Investment Fund”), except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of an Investment Fund if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that Investment Fund; or

(2)

Invest directly in real estate limited partnerships.

The Investment Funds in which the Fund invests may, but need not, have the same investment objective and fundamental policies as the Fund.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the Fund’s investment strategies and risks:

Repurchase Agreements.  The Fund may invest directly or indirectly through an investment in an Investment Fund in repurchase agreements secured by U.S. Government Securities with U.S. banks and dealers.  A repurchase agreement is a transaction in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security.  The fund maintains custody of the underlying security prior to its repurchase.  Thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security.  If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to 102% of the value of the securities on loan.

Bank Obligations.  The Fund may invest directly or indirectly through an investment in Investment Funds in instruments (including certificates of deposit and bankers’ acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation.  A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Commercial Paper.  The Fund may invest in commercial paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The commercial paper purchased by the Fund consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody’s or AA or better by S&P, or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.  See Appendix A for more information on ratings assigned to commercial paper.

Illiquid Securities.  The Investment Funds in which the Fund invests may purchase illiquid securities, which include securities for which no readily available market exists and securities the disposition of which is subject to legal restrictions.  An Investment Fund that is an open-end fund may invest up to 15% of its net assets in illiquid securities.  An Investment Fund that is a closed-end fund may invest without limit in such securities.  The Fund itself may invest, whether directly or indirectly, up to 10% of the value of its total assets in illiquid securities and foreign securities which are not publicly traded in the United States.  For this purpose, because the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund treats as illiquid that portion of its net assets that are invested in Investment Funds that exceed 1% of the Investment Fund’s outstanding shares.  A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold.  If, during such a period, adverse market conditions were to develop, the Fund or an Investment Fund might obtain a less favorable price than prevailed when it decided to sell.

Short Sales.  The Fund may invest in Investment Funds that sell securities short.  Selling securities short means that a fund sells securities that it does not own, making delivery with securities “borrowed” from a broker.  The fund is then obligated to return the borrowed securities by purchasing them at the market price at the time of replacement.  This price may or may not be less than the price at which the securities were sold by the fund.  Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by a fund on loaned securities are not treated as “qualified dividends” for tax purposes.  In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold.  The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

As part of selling short, a short seller (e.g., a fund) must also deposit with the broker acceptable collateral equal to the difference between (a) the market value of the securities sold short at the time of such sale, and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale).  Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short, and (2) is not less than the market value of the securities at the time of the short sale.  Depending upon market conditions, up to 80% of a fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  A fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

Lending of Portfolio Securities.  The Fund may lend a portion of its portfolio securities constituting up to 5% of its total assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 102% of the current market value of the loaned securities that is maintained with the Fund’s custodian while portfolio securities are on loan, and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  Although the Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote were considered important.  Any Investment Fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  In order to minimize these risks, the Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

If the Fund receives cash collateral under a securities lending transaction, it may invest the cash in any permissible investment for the Fund.  To the extent that the cash collateral is invested in Investment Funds or any security that is subject to market risk, the Fund is exposed to the risk that the value of the collateral held could decline which at the termination of the securities lending arrangement would require the Fund to make up the difference between the amount of the cash collateral deposited by the borrower and the liquidation value of the investment made.

Foreign Securities.  The Fund may invest in securities of foreign issuers directly or may invest in an Investment Fund that invests in such securities.  The Fund will not, however, commit more than 10% of the value of the Fund’s total assets to investments in foreign securities which are not publicly traded in the United States.  Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that are applicable to foreign issuers.  These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an Investment Fund’s assets, and political or social instability or diplomatic developments.  These risks often are heightened to the extent an Investment Fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies.  Moreover, the Fund and the Investment Funds generally calculate their net asset values (“NAVs”) and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange (“NYSE”) is open.  However, foreign securities in which the Fund and the Investment Funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends).  As a result, the NAV of the Fund’s or an Investment Fund’s portfolio may be significantly affected by such trading on days when the Adviser does not have access to the Investment Funds and shareholders do not have access to the Fund.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s and an Investment Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by the Fund and the Investment Fund.  If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s and the Investment Fund’s assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s and the Investment Fund’s assets denominated in that currency will decrease.  The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.  The costs attributable to foreign investing that the Fund and an Investment Fund must bear frequently are higher than those attributable to domestic investing.  For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

Investment income on certain foreign securities in which the Fund and Investment Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which these funds would be subject.

Warrants.  The Fund may invest in warrants directly or may invest in an Investment Fund that invests in warrants.  Warrants are a type of option to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  Moreover, they are usually issued by the issuer of the security to which they relate.  While warrants may be traded, there is often no secondary market for them.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.  Holders of warrants have no voting rights, receive no dividends and have no right with respect to the assets of the issuer.  To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise.  To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value.  If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Convertible Securities.  The Fund may invest directly in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula, or may invest in an Investment Fund that invests in such securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund or an Investment Fund is called for redemption, such fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Fixed-Income Securities.  The market value of fixed-income securities is affected by changes in interest rates.  If interest rates fall, the market value of fixed-income securities tends to rise.  If interest rates rise, the value of fixed-income securities tends to fall.  Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security.  This market risk affects all fixed-income securities, but U.S. Government Securities are generally subject to less market risk.

The Investment Funds in which the Fund may invest may purchase debt securities rated investment grade by S&P or Moody’s or debt securities that are rated below investment grade by S&P or Moody’s.  The Fund itself may invest directly only in investment grade debt securities.  Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody’s or, if unrated, are determined by the Adviser or the Investment Fund’s investment adviser to be of comparable quality.  This includes debt securities rated BBB by S&P or Baa by Moody’s. Moody’s considers securities rated Baa to have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities.  Debt securities rated below investment grade (commonly referred to as “junk bonds”), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody’s, are deemed by these agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality and are not a guarantee of quality.  Subsequent to its purchase by the Fund or an Investment Fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating increases.  See Appendix A for more information about S&P and Moody’s ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues.  However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.  Accordingly, the yield on lower rated debt securities will fluctuate over time.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

The Fund or an Investment Fund may invest in zero coupon securities and payment-in-kind securities.  Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities.  However, a portion of the original issue discount on the zero coupon securities, and the “interest” on payment-in-kind securities, must be included in the fund’s income.  Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, the Fund or an Investment Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  The Fund or an Investment Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.  Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

Hedging Strategies, Options, Futures and Forward Currency Exchanges.  The Fund may invest in Investment Funds that engage in certain hedging strategies involving options, futures and forward currency exchange contracts.  Of these strategies, the Fund itself may engage in the purchase or sale of put or call options.  These hedging strategies are collectively referred to as “Hedging Strategies” herein.

Hedging Strategies are used to hedge against price movements in one or more particular securities positions.  Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest.  Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed-income market sectors.

The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.  In addition, a fund’s ability to use Hedging Strategies will be limited by tax considerations.

The use of Hedging Strategies involves special considerations and risks, as described below.  Risks pertaining to particular instruments are described in the sections that follow:

•

Successful use of most Hedging Strategies depends upon the particular fund’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

•

There might be imperfect correlation, or even no correlation, between price movements of the Hedging Strategy and price movements of the investments being hedged.  For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded.  The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

•

Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because of a projected decline in the price of a security in its portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument.  Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.

•

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options).  If the fund was unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured.  These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  The fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

The Fund or an Investment Fund may use Hedging Strategies for speculative purposes or for purposes of leverage.  Hedging Strategies, other than purchased options, expose the Investment Fund to an obligation to another party.  The Fund or an Investment Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for Hedging Strategies and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of assets to cover segregated accounts could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

The Fund may write (i.e., sell) call options (“calls”) and invest in Investment Funds that write calls.  The Fund itself will write calls only if the calls are “covered” throughout the life of the option.  A call is “covered” if the Fund owns the optioned securities.  When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

The Fund may also purchase (i.e., buy) calls and invest in Investment Funds that purchase calls.  When a fund purchases a call, a premium is paid in return for the right to purchase the underlying security at the exercise price at any time during the option period.

The Fund may also write and purchase put options (“puts”) and invest in Investment Funds that write and purchase puts.  When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period.  When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.  A fund may also purchase stock index puts, which differ from puts on individual securities in that they are settled in cash, based on the values of the securities in the underlying index rather than by delivery of the underlying securities.  Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio.  If any put is not exercised or sold, it will become worthless on its expiration date.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.  In this regard, trading in options on certain securities (such as U.S. Government Securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.  The Fund or an Investment Fund may suffer material losses as the result of option positions.  For example, because the Fund must maintain a covered position with respect to any call option it writes on a security or stock index, the Fund may not sell the underlying security or invest any cash, U.S. Government Securities or short-term debt securities used to cover the option during the period it is obligated under such option.  This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

A fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund.  Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations.  If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered.  As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The Fund may invest in an Investment Fund that enters into futures contracts for the purchase or sale of debt securities and stock indices.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures contracts are traded on designated “contract markets” that, through their clearing corporation, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).  Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.  For example, if a fund holds long-term U.S. Government Securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities.  If rates thereafter increase and the value of the fund’s portfolio securities thus declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have.  Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.  For example, if a fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge a fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.  Further unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a fund would continue to be required to make variation margin deposits.

An Investment Fund may purchase and write (sell) put and call options on futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position of the option is a put), at a specified exercise price at any time during the option period.  When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.  A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

An Investment Fund may also purchase put options on interest rate and stock index futures contracts.  As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series.  There is no guarantee that such closing transactions can be effected.  The Investment Fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  There can be no certainty that liquid secondary markets for all options on futures contracts will develop.  Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an Investment Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.  Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

An Investment Fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.  Additionally, an Investment Fund may enter into forward currency contracts with respect to specific transactions.  For example, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward currency contract for the amount of foreign currency involved in the underlying transaction.  The fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

An Investment Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase its exposure to foreign currencies that may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another.  For example, when an Investment Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term Hedging Strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a fund to sustain losses on these contracts and transactions costs.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Borrowing.  The Fund is permitted to borrow up to 30% of its net assets to meet redemption requests and to leverage itself to make additional investments when the Adviser believes that market conditions are favorable, in accordance with the mandates of the 1940 Act.  These practices are deemed by many to be speculative and may cause the Fund’s NAV to be more volatile than the NAV of a fund that does not engage in borrowing activities.

Borrowing to buy additional securities is known as leveraging.  Leverage increases both investment opportunity and investment risk.  If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of the Fund’s shares will rise faster than would otherwise be the case.  On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the NAV of the Fund’s shares will decrease faster than would otherwise be the case.  The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Leveraging occurs when the Adviser wants to purchase additional securities for the Fund, but the Fund lacks cash to make the purchase and the Adviser does not wish to sell other securities positions held by the Fund to raise cash to make the purchase.  The Adviser has established, on behalf of the Fund, a line of credit with a bank for such borrowings and will utilize the line when it believes that an opportunity exists to purchase additional securities that will result in a greater return after the payment of interest and other fees associated with the borrowing.  The line of credit advanced will be outstanding on a revolving basis and will be paid at such time as other positions are sold.  As the line of credit is revolving, the Fund may continually have a balance outstanding and hence could be incurring interest expense on an ongoing basis.

The Fund may also utilize the line of credit in the emergency event that large redemption orders are presented and the Adviser does not wish to liquidate positions to meet such redemptions or in other emergency situations where the Adviser may determine that the Fund might need cash.

Temporary Defensive Investments.  During adverse market, economic or political conditions and in other limited circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents, such as commercial paper, short-term notes and other money market instruments, including repurchase agreements, Investment Funds that are money market funds, U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, and investment-grade debt securities as a temporary defensive position.

Portfolio Turnover.  The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  The Fund’s portfolio turnover rate for fiscal year 2006 was 26%, while its portfolio turnover rate for fiscal year 2005 was 28%.

MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Directors pursuant to the Fund’s Amended and Restated Articles of Incorporation (“Articles”) and By-Laws.  Pursuant to the provisions of the Articles and By-Laws, the Board of Directors elects officers, including a president, secretary and treasurer, and generally oversees the Fund’s operations as required by the corporate laws of the State of Maryland and the 1940 Act.  This includes annual reviews and approval of the various contracts, agreements and plans applicable to the Fund’s operations.

Directors and Officers.  The directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information, are shown below.  Each director serves until the earlier of the individual’s resignation, removal, disqualification or death, or until a successor is duly elected and qualified.  Officers are selected by the Board annually.

Name Address Age (as of 12/31/06)	Position(s) Held with Fund	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Interested Persons (a)
Roland R. Manarin 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 62	Chairman and President	Since July 2000	President, Director, Investment Adviser Representative and Portfolio Manager, the Adviser, since February 1983; President, Roland Manarin & Associates (“Manarin”), since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, the Distributor, since October 1994.	1	None
Aron D. Huddleston(b) 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age 28	Vice President and Treasurer	Vice President since May 2004; Treasurer since November 2005

Investment Adviser
Representative (since July
2001), Assistant Portfolio
Manager (since January
2002) and Vice President
(since June 2004), the
Adviser; Registered
Representative (since May
2001) and Vice President
(since June 2004), the
Distributor; Sales
Assistant (since January
2001) and Vice President
(since June 2004),
Manarin.

				N/A	N/A
Deborah L. Koch 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 34	Chief Compliance Officer and Secretary	Chief Compliance Officer since August 2004; Secretary since May 2004

Chief Operating Officer
(since March 2004) and
Chief Compliance Officer
(since August 2004), the
Adviser; Financial and
Operations Principal,
Registered Representative,
Registered Principal and
Secretary (since March
2004), and Chief
Compliance Officer (since
August 2004), the
Distributor; Chief
Operating Officer,
Manarin, since March
2004; OSJ Manager, Life
Investors, an insurance
agency, from March 1999
to March 2004.

				N/A	N/A
Non-Interested Persons
David C. Coker 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 60	Director	Since July 2000	Associate Director, Nebraska Lutheran Outdoor Ministries, a non-profit religious organization, since 1991.	1	None
Leland A. Rohlfs 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 65	Director	Since January 2001	Self-employed consultant since 2004; Vice President, Insurance Technology Services, a consulting firm, from 1995 – 2004.	1	None
Dr. Bodo Treu (c) 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 49	Director	Since July 2000	Physician, Alegent Family Care Clinic, a family practice clinic, since 1987.	1	None
Jerry Vincentini 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 66	Director	Since July 2000	Retired; formerly, a business owner.	1	None
Mark H. Taylor 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 42	Director	Since February 2007	Associate Professor and John P. Begley Endowed Chair in Accounting, Creighton University, since August 2002; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006; Assistant Professor, School of Accounting, Moore School of Business, University of South Carolina, from August 1999 to July 2002.	1	None

(a)

Interested person of the Fund as defined in the 1940 Act by virtue of his or her position with the Adviser.

(b)

Mr. Huddleston is Mr. Manarin’s son-in-law.

(c)

Dr. Treu is Mr. Manarin’s nephew.

Audit Committee.  The Board of Directors has established an Audit Committee, consisting solely of directors who are not interested persons of the Fund as defined in the 1940 Act (“disinterested directors”), including Mark Taylor (Chairman as of February 2007), David Coker, Leland Rolfs (Chairman prior to February 2007) and Jerry Vincentini.  The Audit Committee’s charter sets forth its purposes, which include, among other things, overseeing the Fund’s accounting and financial reporting policies and selecting the Fund’s independent auditor.  The Audit Committee met two times in 2006 (once in February 2006 and again in November 2006).

Compensation of Directors.  Because the Adviser and other service providers perform substantially all of the services necessary for the operation of the Fund, the Fund does not have any employees.  No officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a director or officer of the Fund.

Currently, the Fund pays disinterested directors $500 per meeting of the Board of Directors attended and Audit Committee members $500 per committee meeting attended.  Prior to August 2006, disinterested directors received $100 per board meeting attended and $100 per committee meeting attended.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.  For the fiscal year ended December 31, 2006, the disinterested directors received the following compensation:

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
David C. Coker	$1,800	N/A	N/A	$1,800
Leland A. Rohlfs	$1,800	N/A	N/A	$1,800
Dr. Bodo Treu	$1,100	N/A	N/A	$1,100
Jerry Vincentini	$1,800	N/A	N/A	$1,800
Mark H. Taylor(a)	$0	N/A	N/A	$0

(a)

Mr. Taylor joined the Board of Directors in February 2007.

Directors’ Ownership of Shares in the Fund.  As of December 31, 2006, the directors beneficially owned the following amounts in the Fund:

Key

None

$1 - $10,000

$10,001 - $50,000

$50,001 - $100,000

Over $100,000

Name	Dollar Range of Shares Beneficially Owned
Ronald R. Manarin(a)	Over $100,000
David C. Coker	$50,001 – $100,000
Leland A. Rohlfs	Over $100,000
Dr. Bodo Treu	Over $100,000
Jerry Vincentini	Over $100,000
Mark H. Taylor	None

 (a)

Mr. Manarin is an “interested person” as defined in the 1940 Act.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by the SEC’s rules, the Fund, the Adviser and the Distributor have adopted a joint code of ethics.  This code governs securities trading activities of investment personnel, Fund directors and certain other employees (“Access Persons”).  Although the code permits Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2007, no persons were “control” persons of the Fund.  This means that there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund, or (ii) that by acknowledgment or assertion by the controlled party or controlling party, were in control of the Fund.  As of March 31 2007, no persons owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s outstanding shares.

The directors and officers of the Fund as a group owned 3.25% of the Fund’s outstanding shares as of March 31, 2007.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser.  The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”) with the Fund.  The Adviser is controlled by Roland R. Manarin, who owns all of the outstanding shares of the Adviser.  Mr. Manarin, the Fund’s Chairman and President, is also the President of the Adviser; Mr. Huddleston, the Fund’s Vice President and Treasurer, is also a Vice President and an Assistant Portfolio Manager of the Adviser; and Ms. Koch, the Fund’s Chief Compliance Officer and Secretary, also serves as the Chief Operating Officer and Chief Compliance Officer of the Adviser.

The Advisory Agreement provides that, subject to overall supervision by the Board of Directors, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of the Fund, obtain and evaluate pertinent economic data relative to the investment policies of the Fund, place orders for the purchase and sale of securities on behalf of the Fund, and report to the Board of Directors periodically to enable it to determine that the investment policies of the Fund and all other provisions of the Advisory Agreement are being properly observed and implemented.  The Adviser is paid a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  The Fund paid the Adviser $505,993, $617,868 and $904,381 in management fees for the fiscal years ended December 31, 2004, 2005 and 2006, respectively.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Advisory Agreement may be terminated at any time without penalty by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 60 days’ written notice to the Adviser or by the Adviser on 60 days written notice to the Fund.  The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act.  The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Although it is not specifically provided for in the Advisory Agreement, the Adviser may voluntarily waive all or a portion of its fee otherwise due from the Fund.  The Adviser may also elect not to seek reimbursement from the Fund for expenses reasonably incurred on behalf of the Fund and otherwise properly reimbursable to the Adviser.  For the fiscal years ended December 31, 2004, 2005 and 2006, the Adviser voluntarily agreed to waive its fee and/or reimburse the Fund to the extent necessary to limit the Fund’s “other expenses”, as presented in the fees and expenses table in the Fund’s Prospectus, to 0.50%, excluding interest expense and other expenses of Fund borrowings.  For the years ended December 31, 2004, 2005 and 2006, other expenses, excluding interest expense and other expenses of Fund borrowings, did not exceed 0.50% and, as a result, the Adviser did not waive its fee or reimburse the Fund.  The Adviser has voluntarily agreed to continue this policy of waiving its fees and/or reimbursing Fund expenses until December 31, 2007 to the extent necessary to limit the Fund’s expenses to 0.50%, excluding interest expense and other expenses of Fund borrowings.  Any such waiver is irrevocable and forever releases the Fund from any payment obligation.  The waiver of fees and reimbursements by the Adviser will improve the Fund’s performance for the period(s) in which the waivers are applicable compared to the Fund’s performance if it had incurred and paid the waived fees and reimbursements.

Portfolio Managers.  As described in the Prospectus, the portfolio managers listed below (the “Portfolio Managers”) are responsible for the management of the Fund and the other accounts set forth in the following table.  None of the accounts pays a performance fee.

Other Accounts Managed by the Portfolio Managers(a)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed by Portfolio Managers
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Roland R. Manarin	None	$0	2	$76,630,295	752	$250,828,590
Aron D. Huddleston	None	$0	2	$76,630,295	43	$1,997,735

 (a)

As of December 31, 2006.

In addition to the Funds, the other accounts managed by the Portfolio Managers consist of two private investment partnerships, which invest primarily in mutual funds and are managed on a discretionary basis, and a number of separate accounts, which are generally managed on a non-discretionary basis.  As a result of managing these other accounts, conflicts of interest may arise between the Fund and the other accounts.  The Adviser manages these potential conflicts of interest through trade allocation policies and oversight by the Adviser’s compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where the Fund and/or other accounts participate in transactions involving the same securities.  It is the Adviser’s policy to aggregate client transactions where possible and when advantageous to clients.  In these instances, clients participating in an aggregated transaction will generally receive an average share price and transaction costs will be shared on a pro rata basis.

Because Mr. Manarin is the sole shareholder of the Adviser, he receives such compensation and/or other distributions out of the profits of the Adviser from time to time that he, in his sole discretion, determines to be appropriate and reasonable.  The Adviser compensates Mr. Huddleston with a base salary, which is a fixed amount based on his level of experience and responsibilities.  Mr. Huddleston is also eligible to receive a year-end bonus in an amount determined entirely in the discretion of Mr. Manarin.  In addition, Mr. Huddleston participates in a defined benefit plan and is provided with other benefits; however, neither the plan nor these other benefits discriminate in scope, terms or operation in favor of Mr. Huddleston and are available generally to all salaried employees.  Both Messrs. Manarin and Huddleston also receive commissions from sales of securities in their capacities as registered representatives of the Distributor.  Regarding sales of Fund shares, each person is entitled to receive the applicable sales load on the sale and to share in the Rule 12b-1 fees received by the Distributor from the Fund.

As of December 31, 2006, the Portfolio Managers beneficially owned the following amounts in the Fund:

Key

None

$1 - $10,000

$10,001 - $50,000

$50,001 - $100,000

$100,001 - $500,000

$500,001 - $1,000,000

Over $1,000,000

Portfolio Manager	Dollar Range of Shares Beneficially Owned(a)

Roland R. Manarin	Over $1,000,000

Aron D. Huddleston	$100,001 - $500,000

 (a)

Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Principal Distributor.  The principal distributor of the Fund’s shares is Manarin Securities Corporation, 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, an SEC-registered broker-dealer and member of the National Association of Securities Dealers, Inc.  The Distributor is controlled by Roland R. Manarin, who owns all of the outstanding shares of the Distributor, and is an affiliate of the Adviser.  The Distributor acts as the principal distributor of shares of the Fund pursuant to a distribution agreement with the Fund (“Distribution Agreement”), which requires the Distributor to use its best efforts to sell shares of the Fund.  Shares of the Fund are offered continuously.

The Distributor is reimbursed for certain distribution-related expenses directly from the Fund in accordance with a plan of distribution adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).  See “—Distribution Plan,” below.  Because the Adviser places the Fund’s securities transactions through the Distributor, the Fund also pays brokerage commissions to the Distributor.  The following table provides information with respect to all commissions and compensation received by the Distributor from the Fund during the fiscal year ended December 31, 2006:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions(a)	Other Compensation(b)
$0	$0	$26,398	$224,886

 (a)

This compensation relates to payments to the Distributor for executing the Fund’s securities transactions, as discussed under the heading “Brokerage Allocation and Other Practices” below.

(b)

This compensation relates to payments to the Distributor under the Distribution Plan, as discussed under the heading “—Distribution Plan” below.

In addition, the Distributor receives fees in the form of sales loads in an amount provided for in the Fund’s Prospectus, which are paid directly by shareholders (and not by the Fund) when they invest in the Fund.  For the fiscal years ended December 31, 2004, 2005 and 2006, the aggregate dollar amount of sales loads imposed on purchases of Fund shares was $100,001, $125,080 and $208,028, respectively.  The Distributor retained 100% of these amounts, which were, in turn, paid out to the Distributor’s registered representatives who were responsible for the sale of the Fund’s shares.  Finally, the Distributor receives dealer reallowances on purchases of shares of Investment Funds for the Fund that normally impose a front-end sales load at the time of purchase (not to exceed 1% of the Investment Fund’s offering price per share), and with respect to Investment Funds that charge distribution and/or shareholder servicing (12b-1) fees, the Distributor is entitled to receive from the Investment Fund its share of any such fee.  Such dealer reallowances and 12b-1 fees are paid directly by the Investment Funds to the Distributor.  See “Brokerage Allocation and Other Practices,” below, for more information.

The Distributor has entered into agreements with various broker-dealers and other financial intermediaries to assist it in distributing the Fund’s shares.  These agreements generally provide for a reallowance of part of the sales load and compensation under the Distribution Plan.  The reallowance concessions are as follows:

Purchases	Sales Load as a % of Offering Price	Concession as % of Offering Price

Up to $249,999	2.50%	2.25%
$250,000 – $499,999	1.50%	1.35%
$500,000 - $999,999	1.00%	0.90%
$1 million or greater	None	None

Under these agreements, such broker-dealer or financial intermediary is also paid a quarterly fee pursuant to the Distribution Plan.  See “—Distribution Plan,” below.

Distribution Plan.  Under the Distribution Plan, the Distributor is to be reimbursed for expenses incurred in selling shares of the Fund, including:  (i) compensation and expenses of sales and marketing personnel of the Distributor; (ii) compensation paid to registered representatives of the Distributor and other broker-dealers and/or financial intermediaries that have entered into dealer agreements with the Distributor; (iii) compensation to financial institutions and other institutions, organizations and associations that have provided access to their customers or otherwise assisted in the distribution process but have not been involved in the offer or sale of the Fund’s shares; (iv) costs of preparing and running advertisements; and (v) other distribution-related expenses.  Under the Distribution Plan, the Fund pays the Distributor, as reimbursement for certain expenses actually incurred by the Distributor in connection with its activities on behalf of the Fund, a fee of up to 0.25% per annum, accrued daily and paid monthly, based on the Fund’s average daily net assets.  For the fiscal year ended December 31, 2006, the Fund paid the Distributor a total amount of $224,886 under the Distribution Plan.  This amount was paid entirely to reimburse the Distributor for compensation paid to its registered representatives.  To date, there have been no unreimbursed expenses incurred or paid under the Distribution Plan.

The Distribution Plan will continue in effect for successive periods of one year so long as such continuance is specifically approved by a vote of a majority of both (a) the Board of Directors, and (b) the disinterested directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting thereon.  The Distribution Plan may be terminated at any time by vote of a majority disinterested directors or by vote of a majority of the outstanding voting securities of the Fund.

The Board of Directors considered various factors in connection with its decision to approve the continuance of the Distribution Plan, including:

•

the nature and causes of the circumstances which make implementation of the Distribution Plan necessary and appropriate;

•

the way in which the Distribution Plan addresses those circumstances, including the nature and amount of expenditures;

•

the nature of the anticipated benefits;

•

the merits of possible alternative plans or pricing structures;

•

the relationship of the Distribution Plan to other distribution efforts of the Fund, including the front-end sales load imposed at the time of share purchases; and

•

the possible benefits of the Distribution Plan to any other person relative to those of the Fund, including the benefits that would accrue to the Adviser due to a potential increase in net assets under management, which would ultimately result in higher management fees for the Adviser, and compensation to be received by the Distributor under the Distribution Agreement.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the Distribution Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways.  Specifically, the Board of Directors concluded that the Distributor and any broker-dealers who have entered into dealer agreements with the Distributor would have little or no incentive to incur promotional expenses on behalf of the Fund if a Rule 12b−1 plan were not in place to reimburse them, thus making the adoption of the Distribution Plan important to the initial success and, thereafter, continued viability of the Fund.  In addition, the Distribution Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and other broker-dealers to sell Fund shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board of Directors will monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Distribution Plan.

Roland R. Manarin, an interested director and officer of the Fund, and Aron Huddleston, an officer of the Fund, each has an interest in the operation of the Distribution Plan by virtue of their positions with the Distributor.

Administration and Fund Accounting.  UMB Fund Services, Inc. (“UMBFS”) provides certain administrative, accounting and record keeping services pursuant to the terms of the Administration and Fund Accounting Agreement between UMBFS and the Fund.  For the fiscal years ended December 31, 2004, 2005 and 2006, the fees paid for these services were $110,000, $109,998 and $110,000, respectively.

Other Service Providers.  Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, IL  60604 served as the Fund’s independent registered public accounting firm for fiscal year 2006.  As such, they have provided professional services including (1) an audit of the annual financial statements for the fiscal year ended 2006 and related services, and (2) preparation of the federal income tax returns for the Fund.

UMBFS is the Fund’s transfer and dividend-paying agent and is located at 803 West Michigan Street, Milwaukee, WI  53233.  UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 is the custodian for the Fund’s securities and cash.  UMBFS and UMB Bank, n.a. are direct subsidiaries of UMB Financial Corporation.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions.  In effecting portfolio transactions, the Adviser seeks to obtain the best execution and net results for the Fund.  This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker.  Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid.  Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price.  Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

In selecting brokers to execute the Fund’s portfolio transactions, the Adviser also considers the value of research, analysis, advice and similar services provided by such brokers (collectively referred to as “research services”).  The Adviser does not, however, use “soft dollars” to obtain investment research from brokers (i.e., the Adviser does not pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction in recognition of the value of research services provided by the broker).  Rather, any such research services are paid for out of the Adviser’s own funds.

Under the 1940 Act, an open-end registered investment company must sell its shares at the offering price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads.  However, the Fund generally will not acquire securities of an Investment Fund that has a sales load unless the size of the acquisition is significant enough to eliminate the sales load in accordance with the terms stated in the prospectus of the Investment Fund.  The Adviser, to the extent possible, also seeks to eliminate the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to avoid sales charges as it purchases additional shares of an Investment Fund; and (iii) rights to waive sales charges by aggregating its purchases of several funds within a fund “family”.  The Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

With respect to purchases of shares of Investment Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to the Distributor.  In such cases, the Distributor may be paid a per share fee (“dealer reallowance”) by the Investment Fund of up to a maximum of 1% of the Investment Fund’s offering price per share.  The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Investment Fund’s offering price per share.  This dealer reallowance will not be a material factor in the Adviser’s decision-making as to which Investment Funds merit the Fund’s investment.  In the event the Distributor is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

The Distributor may assist in the execution of Fund portfolio transactions to purchase Investment Fund shares for which it may receive distribution payments (i.e., Rule 12b-1 fees) from the Investment Funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds.  These payments are separate from the dealer reallowances noted above.  In providing execution assistance, the Distributor receives orders from the Adviser; places them with the Investment Fund’s distributor, transfer agent or other agent, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

The Fund expects that purchases and sales of money market instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions.  Consequently, the Fund will normally not pay brokerage commissions in connection with such transactions.  Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner.  Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price.  Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

In the event that the Fund acquires or sells U.S. Government Securities, it will pay a commission to the Distributor of not more than 1% of the acquisition price.

In the event that the Fund acquires or sells stocks or bonds of an issuer that is not a registered investment company, assuming the securities are traded on a securities exchange, the commission received by the Distributor for such purchase or sale transaction must be reasonable and fair compared to the commission received by other broker-dealers in connection with comparable transactions involving similar securities.  Prior to executing the trade, the Adviser must make an independent determination that, in fact, the commission received or to be received by the Distributor as a result of the transaction meets this standard.

The Distributor’s principals may receive expense paid travel in connection with due diligence meetings, which expenses are paid for by the Investment Funds or other issuers of securities acquired by the Fund.

During the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid a total of $3,702, $17,378 and $26,398 in brokerage commissions, respectively.  All of these amounts were paid to the Distributor because all of the Fund’s securities transactions were placed through the Distributor during these periods.  In addition, for the years ended December 31, 2004, 2005 and 2006, the Distributor received payments from Investment Funds’ distributors in amounts equal to $6,650, $220,085, and $256,450, respectively.  These amounts were paid under selling agreements with such Investment Funds’ distributors as a result of the Distributor acting as agent in the purchase by the Fund of shares of Investment Funds (i.e., these amounts represent dealer reallowances and 12b-1 fees paid by the Investment Fund’s distributor).

The Fund places its trades under a policy adopted by the Board of Directors pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Board of Directors from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

PROXY VOTING POLICIES

The Board of Directors has adopted proxy voting policies and procedures on behalf of the Fund that delegate the authority to vote proxies to the Adviser, subject to the supervision of the Board of Directors.  The proxy voting policies and procedures provide that, in the event of a conflict between the interests of Fund shareholders and those of the Adviser, the Distributor or any affiliated person of the Fund, Adviser or Distributor with regard to a proxy vote, such proxy will be voted in accordance with the Fund’s best interest as determined by a majority of the disinterested directors of the Fund.

The Adviser’s proxy voting policies and procedures generally provide that the Adviser will vote all proxies in a manner that will advance the economic interests of its clients, including their shareholders, and protecting their rights as beneficial owners of the corporations in whose securities the Adviser invests.  Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where there is a conflict of interest, the Adviser will take one of the following steps to resolve the conflict:

•

Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on the Adviser’s part;

•

Vote the securities based upon the recommendation of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to a registered investment company client, its board of directors (or its delegate) and obtain the client’s or board’s direction to vote the proxies.

Because the Fund is a “fund of funds,” it is subject to the requirements of Section 12(d)(1) of the 1940 Act.  For investments made by the Fund in Investment Funds, Section 12(d)(1)(F) requires the Fund to vote proxies either pursuant to instructions given by shareholders of the Fund or by voting for or against proposals in the same proportion as the other shareholders of the Investment Funds.  When the Fund receives proxy statements relating to such investments, the Adviser intends to vote the Fund’s shares of the relevant Investment Fund for or against the proposals in the same proportion as all other shareholders of the Investment Fund.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-397-1167 and by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Fund’s policy with respect to the disclosure of portfolio holdings is part of its compliance procedures and is therefore subject to annual review and approval by the Fund’s Chief Compliance Officer and the Board of Directors.  Because of the Fund’s investment approach of buy and hold, its limited number of holdings in its portfolio and its focus on investing primarily in Investment Funds, insider trading and market timing are generally not believed to be a significant problem for the Fund.  As a result, the Fund has chosen not to make any selective disclosures of portfolio holdings that are not otherwise publicly available.  The Fund will, within five business days after the end of each calendar quarter, post the entire list of its securities holdings on its website at www.lifetimeachievementfund.com.  Such disclosures will be consistent with the portfolio holdings information included in the Fund’s Form N-Q, which is filed with the SEC within 60 days after the end of the quarter, with respect to the Fund’s first and third fiscal quarters and Form N-CSR, which is filed with the SEC within 10 days after mailing of the Fund’s annual and semi-annual reports to shareholders, with respect to the Fund’s second and fourth fiscal quarters.

PURCHASE OF FUND SHARES

Net Asset Value.  Shares of the Fund are sold on a continual basis at the offering price, which is a sum of the NAV per share next computed following receipt of an order and the applicable sales load.

The NAV per share of the Fund is calculated by adding the value of all portfolio securities and other assets (including dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of the Fund on days the NYSE is open for business.  The result, rounded to the nearest cent, is the NAV per share.

When determining NAV, expenses are accrued and applied daily.  The assets of the Fund consist primarily of shares of Investment Funds.  The Fund values Investment Funds at their current reported NAV.  Individual securities in the Fund’s portfolio that are listed on an exchange are valued at their last sale price on that exchange on the date when Fund assets are valued.  Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”).  Where an individual security is listed on more than one exchange, the Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  If there are no sales in a day but published closing bid and asked prices are available, the security is valued at the mean of the bid and asked prices.  If only a bid or only an ask quote is available, or the spread between the bid and ask is larger, further consideration will be given as to whether market quotations are readily available.  When reliable market quotations are not readily available, the security is valued at its fair value as determined in good faith by the Adviser according to the procedures adopted by the Fund’s Board of Directors.  Registered money market funds generally use the amortized cost or penny-rounding methods to value their securities at $1.00 per share.  Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.  Shares of closed-end funds listed on the NASDAQ Stock Market are normally valued at the NOCP; other shares traded in the over-the-counter market are valued at the last bid price available prior to valuation.  Securities having 60 days or less remaining to maturity are valued at their amortized cost.  Any investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

The calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern Time, and at other times, may not be reflected in the calculation of NAV of the Fund.  The NYSE is currently closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

An example of how the Fund calculated its total NAV per share as of December 31, 2006 is as follows:

Net Assets	=	NAV per share
Shares Outstanding

$147,399,995 6,383,295	=	$23.09

Letter of Intent.  A Letter of Intent (“LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge.  The size of investment shown in the sales charge table includes purchases of shares over a 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned.  An investor may elect to compute the 13-month period starting up to 60 days before the date of execution of an LOI.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  The LOI does not preclude the Fund from discontinuing the sale of its shares.  The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected.  If trades not initially made under an LOI subsequently qualify for a lower sales charge through the 60-day backdating provisions, an adjustment will be made at the expiration of the LOI to give effect to the lower sales charge.  Such adjustment in sales charge will be used to purchase additional shares.  The Fund initially will escrow shares totaling 5% of the dollar amount of the LOI to be held by our shareholder services department in the name of the shareholder.  In the event the LOI goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid.  Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Reinstatement Privilege.  If you have redeemed shares of the Fund, you may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off your purchase to the next full share) in shares of the Fund.  Reinstatements are made at the NAV per share (without a sales charge) next determined after the order is received, which must be made within 90 days after the date of the redemption, provided that shares of the Fund are available for sale.  You must reinstate shares of the Fund into an account with the same registration.  To qualify for the reinstatement privilege, you must notify the Fund in writing in advance of reinvestment and you may exercise this privilege only once.

Rights of Accumulation.  You may take into account the current value of your existing holdings in shares of the Fund and any holdings of any of your family members (spouse and children under the age of 21 that live in your household) to determine your sales load.  Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains).  You may be required to provide copies of account statements or to provide other documentation to substantiate your balance or the balance of your family members in the Fund.

Sales of Shares Without a Sales Charge at NAV.  Sales of shares to participants of Employer Sponsored Retirement Plans established pursuant to section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”), are sold without any sales charge at NAV.  In addition, shares may be sold at NAV to persons who are current or former directors of the Fund, current or former employees or sales representatives of the Adviser or Distributor, current or former officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor as dealers for the Fund, members of the immediate families of persons names above and any trust, custodian, pension, profit sharing or other benefit plan of the foregoing.  In addition, shares may be sold without a sales load at NAV to certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor, and to omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.  For purposes of the foregoing, immediate family member includes a spouse, all minor or adult children for which the person has or had sole or shared legal custody, all parents and grandparents of the person or his or her spouse.  These exceptions are made available to facilitate ownership of Fund shares by such persons and because minimal or no sales effort is required with respect to the categories of investors excepted.  For more information on how to purchase at NAV, please see the Prospectus.

TAXATION OF THE FUND

Regulated Investment Company Status.  The Fund intends to meet the requirements of Subchapter M of the Code.  In the event the Fund fails to qualify as a regulated investment company (“RIC”) under Subchapter M, it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and distributions that the Fund makes would not qualify for the dividends paid deduction.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Distributions to Shareholders.  Dividends and other distributions declared by the Fund in October, November and December of any year and payable to shareholders of record on a date in any one of these months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31st falls.

A portion of the dividends from the Fund’s investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations.  The eligible portion for the Fund may not exceed the aggregate dividends it receives either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through Investment Funds in which it invests.  However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

The Fund will be subject to a non-deductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  As of December 31, 2006, the Fund had no federal income tax capital loss carryforward.  During the year ended December 31, 2006, the Fund utilized $24,142 of capital loss carryforwards.

Generally, if Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Generally, a redemption by the Fund of an Investment Fund’s shares will result in taxable gain or loss to the Fund, depending on whether the redemption proceeds are more or less than the Fund’s adjusted basis for the redeemed shares (which normally includes any sales load paid); an exchange of an Investment Fund’s shares for shares of another Investment Fund normally will have similar tax consequences.  However, if the Fund disposes of an Investment Fund’s shares (“original shares”) within 90 days after its purchase thereof and subsequently reacquires shares of that Investment Fund or acquires shares of another Investment Fund on which a sales load normally is imposed (“replacement shares”), without paying the sales load (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when the original shares were acquired, and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired.

PERFORMANCE

From time to time, the total return of Fund shares may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Fund (toll-free) at 1-800-397-1167.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2006 are incorporated herein by reference from the Fund’s Annual Report dated December 31, 2006 (for the fiscal year ended December 31, 2006) (File Nos. 333-95817 and 811-09749).  A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the front cover of the SAI or by calling toll-free 1-888-339-4230.

APPENDIX A

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.  B-2.  A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.  B-3.  A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.  (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country.  This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings.  For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only.  The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only.  The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript.  Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.  Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation.  Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating.  In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.  The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  Single ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB

Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

•

For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

•

For issuers and performing obligations, default of some kind appears probable.

•

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•

For issuers and performing obligations, default is imminent.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.  Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default.  Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.  (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country.  This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings.  For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)

‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)

‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•

Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

PART C

OTHER INFORMATION

Item 23.  Exhibits.

See “Exhibit Index.”

Item 24.  Persons Controlled by or Under Common Control with Registrant.

(a)

Manarin Investment Counsel, Ltd., a Nebraska corporation and Registrant’s Investment Adviser (“Adviser”), is controlled by Roland R. Manarin, the President and Chairman of the Registrant.  Mr. Manarin owns 100% of the outstanding stock of the Adviser.

(b)

Manarin Securities Corporation, a Nebraska corporation and the principal distributor of Registrant’s shares (“Distributor”), is controlled by Roland R. Manarin, the President and Chairman of the Registrant.  Mr. Manarin owns 100% of the outstanding stock of the Distributor.

Item 25.  Indemnification.

The Registrant’s Articles of Incorporation (“Articles”) provide for limiting the liability of officers and directors to the full extent permitted by Maryland General Corporation Law.  Notwithstanding the foregoing, the Articles state that the Registrant will not protect any officer or director against liability to the Registrant and its shareholders by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.  The Bylaws of the Registrant contain a similar provision.

The Investment Advisory Agreement between the Adviser and the Registrant provides that the Adviser will not be liable for any of its actions (e.g., errors of judgment, mistakes of law, losses arising out of investments) on behalf of the Registrant, provided that nothing shall protect, or purport to protect, the Adviser against any liability to the Registrant or to the security holders of the Registrant to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.  No provision of the Investment Advisory Agreement is to be construed to protect any director or officer of the Registrant or the Adviser from liability in violation of Section 17(h), 17(i), or 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Furthermore, under the Investment Advisory Agreement, the Adviser will indemnify the Registrant and its directors, officers, agents, and employees (“Indemnitee Persons”) against any loss, claim, damages, tax, penalty, liability, disbursement, litigation expenses, attorneys’ fees, and expenses or court costs arising out of, or in any way relating to:

(1)

the enforcement of the Investment Advisory Agreement;

(2)

all actions or omissions of the Indemnitee Persons, provided that they were not engaged in willful misfeasance, bad faith or gross negligence in the performance of their duties, or in reckless disregard of their obligations and duties under the Investment Advisory Agreement; and

(3)

the Adviser’s refusal or failure to comply with the terms of the Investment Advisory Agreement due to its willful misfeasance, bad faith or gross negligence.

Such indemnification by the Adviser would not be available to the extent that any enforcement action is instituted against an Indemnitee Person and the action is not settled and does not result in any final judgment in favor of such person.

The Distribution Agreement between the Distributor and the Registrant provides that the Registrant will indemnify the Distributor and any of its officers, directors and control persons against any and all claims, demands, liabilities and expenses (including certain costs of investigation and attorneys’ fees) incurred under the Securities Act of 1933, as amended (the “1933 Act”), or under the common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Registrant’s Registration Statement, including the Prospectus and Statement of Additional Information (“SAI”), or arising out of or based upon any alleged omission to state a material fact required to be stated in such documents or necessary to make these statements in them not misleading, except in circumstances where a court of competent jurisdiction determines such indemnification to be against public policy as expressed in the 1933 Act, or where the Distributor would otherwise be subject to liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

The Distribution Agreement also provides that the Distributor will indemnify Registrant, its officers and directors, and any control persons of Registrant against any and all claims, demands, liabilities and expenses (including certain costs of investigation and attorneys’ fees) which the Registrant or its officers, directors or control persons may incur under the 1933 Act or under the common law or otherwise, but only to the extent that such liability or expense incurred resulted from claims or demands arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to Registrant for use in Registrant’s Registration Statement, Prospectus or SAI, or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in such document and necessary to make the statements in the document not misleading.

The Registrant undertakes to carry out all indemnification provisions of its Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Pursuant to Rule 484 under the 1933 Act, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 26.  Business and Other Connections of Investment Adviser.

Besides serving as investment adviser to the Registrant and other client accounts, the Adviser is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.  Information regarding the business, profession, vocation, or employment of a substantial nature of the Adviser’s directors and officers is hereby incorporated by reference to the information contained under “Management of the Fund─Directors and Officers” in the SAI and Part I of Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 27.  Principal Underwriters.

The Distributor acts as the principal distributor of the Registrant’s shares and does not act as a principal underwriter, depositor or investment adviser for any other investment company at this time.  The sole director of the Distributor is Roland R. Manarin.  Mr. Manarin also serves as President and Treasurer, Aron D. Huddleston serves as the Vice President, and Deborah L. Koch serves as Chief Compliance Officer and Secretary of the Distributor.  Mr. Manarin is the Chairman and President, Mr. Huddleston is the Vice President and Treasurer, and Ms. Koch is the Secretary and Chief Compliance Officer of the Registrant.  The principal business address of Mr. Manarin, Mr. Huddleston and Ms. Koch is 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

Item 28.  Location of Accounts and Records.

The Adviser and Distributor, located at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, and UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, maintain the books, accounts, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder.

Item 29.  Management Services.

None.

Item 30.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Omaha and State of Nebraska on the 13th day of April, 2007.

LIFETIME ACHIEVEMENT FUND, INC.

(Registrant)

By:

/s/ Roland R. Manarin

Roland R. Manarin, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Roland R. Manarin Roland R. Manarin	Director and President (Principal Executive Officer)	April 13, 2007
/s/ Aron D. Huddleston Aron D. Huddleston	Vice President and Treasurer (Principal Financial Officer)	April 13, 2007
/s/ David C. Coker David C. Coker	Director	April 13, 2007
/s/ Jerry Vincentini Jerry Vincentini	Director	April 13, 2007
/s/ Dr. Bodo W. Treu Dr. Bodo W. Treu	Director	April 13, 2007
/s/ Lee Rohlfs Lee Rohlfs	Director	April 13, 2007
/s/ Mark H. Taylor Mark H. Taylor	Director	April 13, 2007

EXHIBIT INDEX

Exhibit Number	Document Description	Incorporated by Reference to	Filed Herewith
(a)(1)	Articles of Incorporation, as Amended and Restated	Form N-1A filed June 20, 2000
(a)(2)	Articles of Amendment	Form N-1A filed April 17, 2006
(b)	Amended and Restated By-laws	Form N-1A filed April 17, 2006
(c)	Specimen of Common Share Certificate	Form N-1A filed June 20, 2000
(d)	Investment Advisory Agreement	Form N-1A filed June 20, 2000
(e)(1)	Distribution Agreement	Form N-1A filed June 20, 2000
(e)(2)	Form of Dealer Agreement	Form N-1A filed April 29, 2005
(e)(3)	Form of Rule 22c-2 Agreement		X
(f)	Bonus, Profit Sharing, Pension or Other Similar Contracts	Form N-1A filed June 20, 2000
(g)	Custody Agreement with UMB Bank, n.a.	Form N-1A filed April 30, 2003
(h)(1)	Transfer Agent Agreement with UMB Fund Services, Inc.	Form N-1A filed April 30, 2003
(h)(2)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc.	Form N-1A filed April 30, 2003
(h)(3)	Retirement Plan Agreement	Form N-1A filed April 30, 2003
(h)(4)	Addendum to Transfer Agent Agreement with UMB Fund Services, Inc.		X
(i)(1)	Opinion and Consent of Godfrey & Kahn, S.C.	Form N-1A filed April 17, 2006
(i)(2)	Consent of Godfrey & Kahn, S.C.		X
(j)	Consent of Grant Thornton LLP		X
(k)	Omitted Financial Statements	N/A
(l)	Initial Capitalization Agreements	Form N-1A filed June 20, 2000
(m)	Rule 12b-1 Plan	Form N-1A filed June 20, 2000
(n)	Rule 18f-3 Plan	N/A
(o)	Reserved	N/A
(p)	Amended and Restated Code of Ethics	Form N-CSR filed March 9, 2006
(q)	Powers of Attorney	Form N-1A filed April 29, 2005
(r)	Rule 485(b) Letter of Representation		X